                      AMENDMENT TO PARTICIPATION AGREEMENT

         The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

         Schedules B, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D and F attached hereto, respectively.

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002


FRANKLIN TEMPLETON VARIABLE INSURANCE    FRANKLIN TEMPLETON DISTRIBUTORS, INC.
PRODUCTS TRUST


By:                                      By:
      -------------------------------          -------------------------------
Name:                                    Name:
Title:                                   Title:


ALLMERICA FINANCIAL LIFE INSURANCE       FIRST ALLMERICA FINANCIAL LIFE
AND ANNUITY COMPANY                      INSURANCE COMPANY


By:                                      By:
       ------------------------------           ------------------------------
Name:  Mark A. Hug                       Name:  Mark A. Hug
Title: President                         Title: Vice President

                               SCHEDULE B
                          ACCOUNTS OF THE COMPANY

1.       Name:                              Separate Account FUVUL of Allmerica Financial
                                            Life Insurance and Annuity Company
         Date Established:                  12.17.99
         SEC Registration Number:           811-333-93031

2.       Name:                              Separate Account FUVUL of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  Pending
         SEC Registration Number:           Pending

3.       Name:                              Separate Account VA-P of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8872

4.       Name:                              Separate Account VA-P of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8848

5.       Name:                              Separate Account VA-K of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-6293

6.       Name:                              Separate Account VA-K of First Allmerica Financial Life Insurance
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8114

7.       Name:                              Separate Account VA-K (Delaware) of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-6293

8.       Name:                              Separate Account VA-P of First Allmerica Financial Life Insurance
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8114

9.       Name:                              FR1 Separate Account of Allmerica Financial Life Insurance and Annuity
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A


                                       2

10.      Name:                              FR1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

11.      Name:                              FQ1 Separate Account of Allmerica Financial Life Insurance and Annuity
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

12.      Name:                              FQ1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

13.      Name:                              UR1 Separate Account of Allmerica Financial Life Insurance and Annuity
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

14.      Name:                              UR1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

15.      Name:                              UQ1 Separate Account of Allmerica Financial Life Insurance and Annuity
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

16.      Name:                              UQ1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           N/A

17.      Name:                              Allmerica Select Separate Account of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-6293

18.      Name:                              Allmerica Select Separate Account of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8114

19.      Name:                              Group VEL Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8704


                                       3

20.      Name:                              Group VEL Separate Account of First Allmerica Financial Life Insurance
                                            Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-7663

21.      Name:                              VEL Account of Allmerica Financial Life Insurance and Annuity Company
         Date Established:                  04.02.87
         SEC Registration Number:           811-8130

22.      Name:                              VEL II Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  01.21.93
         SEC Registration Number:           811-7466

23:      Name:                              VEL II Separate Account of First Allmerica Financial Life Insurance
                                            Company
         Date Established:                  08.20.91
         SEC Registration Number:           811-5183

24:      Name:                              Inheiritage Separate Account of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  09.15.93
         SEC Registration Number:           811-8120

25:      Name:                              Inheiritage Separate Account of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  08.20.91
         SEC Registration Number:           811-8304

26.      Name:                              VEL III Separate Account of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  06.13.96
         SEC Registration Number:           811-8857

27.      Name:                              Separate Account SPVL of First Allmerica Financial Life Insurance
                                            Company
         Date Established:                  06.13.96
         SEC Registration Number:           811-10133

28:      Name:                              Allmerica Select Separate Account III of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  06.13.96
         SEC Registration Number:           811-8859


                                       4

29.      Name:                              Allmerica Select Separate Account II of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  10.12.93
         SEC Registration Number:           811-8746

30.      Name:                              Allmerica Select Separate Account II of First Allmerica Financial
                                            Life Insurance Company
         Date Established:                  10.12.93
         SEC Registration Number:           811-8987

31.      Name:                              Separate Account IMO of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  06.13.96
         SEC Registration Number:           811-09529

                                   SCHEDULE D

                             CONTRACTS OF THE COMPANY

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
1            Yes      ValuPlus Assurance      333-93031     1036-99         Separate Account         - Templeton Foreign
                      (First Union)           811-09731                     FUVUL of Allmerica         Securities Fund, Class 2
                                                                            Financial Life             TEMPLETON INVESTMENT
                                                                            Insurance and Annuity      COUNSEL, INC.
                                                                            Company
                                                                                                     - Templeton Global Asset
                                                                            12.17.99                   Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
2          Pending    ValuPlus Assurance      Pending       1036-99         Separate Account         - Templeton Foreign
                      (First Union)           Pending                       FUVUL of First             Securities Fund, Class 2
                                                                            Allmerica Financial        TEMPLETON INVESTMENT
                                                                            Life Insurance and         COUNSEL, INC.
                                                                            Annuity Company          - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                            Pending                    TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
3            Yes      Pioneer Vision 2        33-86664      A3025-96        Separate Account VA-P    - Franklin Small
                                              81-8872                       of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
4            Yes      Pioneer Vision 2        33-85916      A3025-96        Separate Account VA-P    - Franklin Small
                                              811-8848                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
5            Yes      Pioneer C-Vision        333-64833     A3027-98        Separate Account VA-P    - Franklin Small
                                              811-8872                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                             6

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
6            Yes      Pioneer C-Vision        333-64831     A3027-98        Separate Account VA-P    - Franklin Small
                                              811-8848                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Templeton Foreign
                                                                            06.13.96                   Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
7            Yes      Pioneer XtraVision      333-81017     A3028-99        Separate Account VA-P    - Franklin Small
                                              811-8848                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
8            Yes      Pioneer XtraVision      333-54040     A3028-99        Separate Account VA-P    - Franklin Small
                                              811-8872                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
9            Yes      Pioneer (no load)       333-90535     A3030-99        Separate Account VA-P    - Franklin Small
                                              811-8848                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
10           Yes      Pioneer (no load)       333-90537     A3030-99        Separate Account VA-P    - Franklin Small
                                              811-8872                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                             7

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
11           Yes      Agency C-Shares         333-38274     A3033-99        Separate Account VA-K    - Franklin Growth
                      PremierChoice           811-6293                      of Allmerica Financial     and Income Securities
                                                                            Life Insurance and         Fund, Class 2
                                                                            Annuity Company            FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
12           Yes      Agency C-Shares         333-38276     3033-99         Separate Account VA-K    - Franklin Growth
                      PremierChoice           811-8114                      of First Allmerica         and Income Securities
                                                                            Financial Life             Fund, Class 2
                                                                            Insurance Company          FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
13           Yes      Delaware Medallion      33-44830      A3025-96        Separate Account VA-K    - Franklin Small
                      III                     811-6293                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Mutual Shares
                                                                            06.13.99                   Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                             8

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
14           Yes      Delaware Medallion      33-71054      A3025-96        Separate Account VA-K    - Franklin Small
                      III                     811-8114                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
15           Yes      Delaware Golden         333-81281     A3028-98        Separate Account VA-K    - Franklin Small
                      Medallion               811-6293                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
16           Yes      Delaware Golden         333-54218     A3028-98        Separate Account VA-K    - Franklin Small
                      Medallion               811-8114                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
17           Yes      DirectedAdvisory        333-90543     A3030-99        Separate Account VA-K    - Franklin Small
                      Solutions (Fund Quest)  811-6293                      of Allmerica Financial     Cap Fund, Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       SecuritiesFund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                             9

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
18           Yes      DirectedAdvisory        333-90545     A3030-99        Separate Account VA-K    - Franklin Small
                      Solutions (Fund Quest)  811-8114                      of First Allmerica         Cap Fund, Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
19           No       PremierFocus            N/A           1037-99         FR1 Separate Account     - Templeton Foreign
                                                                            of Allmerica Financial     Securities Fund, Class 2
                                                                            Life Insurance and         TEMPLETON INVESTMENT
                                                                            Annuity Company            COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
20           No       PremierFocus            N/A           1037-99         FR1 of First Allmerica   - Templeton Foreign
                                                                            Financial Life             Securities Fund, Class 2
                                                                            Insurance Company          TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
21           No       PremierFocus            N/A           1037-99         FQ1 of Allmerica         - Templeton Foreign
                                                                            Financial Life             Securities Fund, Class 2
                                                                            Insurance and Annuity      TEMPLETON INVESTMENT
                                                                            Company                    COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
22           No       PremierFocus            N/A           1037-99         FQ1 of First Allmerica   - Templeton Foreign
                                                                            Financial Life             Securities Fund, Class 2
                                                                            Insurance Company          TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
23           No       First Union Private     N/A           3034-00         UQ1 Separate Account     - Templeton Foreign
                      Placement Annuity                                     of Allmerica Financial     Securities Fund, Class 2
                                                                            Life Insurance and         TEMPLETON INVESTMENT
                                                                            Annuity Company            COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
24           No       First Union Private     N/A           3034-00         UQ1 of First Allmerica   - Templeton Foreign
                      Placement Annuity                                     Financial Life             Securities Fund, Class 2
                                                                            Insurance Company          TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
25           No       First Union Private     N/A           3034-99         UR1 of Allmerica         - Templeton Foreign
                      Placement Annuity                                     Financial Life             Securities Fund, Class 2
                                                                            Insurance and Annuity      TEMPLETON INVESTMENT
                                                                            Company                    COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            10

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
26           No       First Union Private     N/A           3034-99         UR1 of First Allmerica   - Templeton Foreign
                      Placement Annuity                                     Financial Life             Securities Fund, Class 2
                                                                            Insurance Company          TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
27           Yes      Allmerica Advantage     33-39702      A-3025-96       Separate Account VA-K    - Franklin Growth
                                              811-6293                      of Allmerica Financial     and Income Securities
                                                                            Life Insurance and         Fund, Class 2
                                                                            Annuity Company            FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
28           Yes      Allmerica Advantage     33-70152      A-3025-96       Separate Account VA-K    - Franklin Growth
                                              811-8114                      of First Allmerica         and Income Securities
                                                                            Financial Life             Fund, Class 2
                                                                            Insurance Company          FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
29           Yes      ExecAnnuity Plus        33-39702      A-3018-91       Separate Account VA-K    - Franklin Growth
                                              811-6293      A-3021-93       of Allmerica Financial     and Income Securities
                                                                            Life Insurance and         Fund, Class 2
                                                                            Annuity Company            FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            11

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
30           Yes      ExecAnnuity Plus        33-70152      A-3018-91       Separate Account VA-K    - Franklin Growth
                                              811-8114      A-3021-93       of First Allmerica         and Income Securities
                                                                            Financial Life             Fund, Class 2
                                                                            Insurance Company          FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small
                                                                            06.13.96                   Cap Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
31           Yes      Select Reward           333-78245     A3028-99        Allmerica Select         - Franklin Small
                                              811-6632                      Separate Account of        Cap Fund, Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                            06.13.96                   ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
32           Yes      Select Reward           333-54070     A3028-99        Allmerica Select         - Franklin Small
                                              811-8116                      Separate Account of        Cap Fund, Class 2
                                                                            First Allmerica            FRANKLIN ADVISERS, INC.
                                                                            Financial Life           - Franklin Mutual
                                                                            Insurance Company          Shares Securities
                                                                                                       Fund, Class 2
                                                                            06.13.96                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            12

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
33           Yes      Select Resource         333-47216     A3020-92        Allmerica Select         - Franklin Small
                                              811-6632      A3025-96        Separate Account of        Cap Fund, Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual
                                                                            Annuity Company            Shares Securities
                                                                                                       Fund, Class 2
                                                                            06.13.96                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
34           Yes      Select Resource         333-71058     A3020-92        Allmerica Select         - Franklin Small
                                              811-8116      A3025-96        Separate Account of        Cap Fund, Class 2
                                                                            First Allmerica            FRANKLIN ADVISERS, INC.
                                                                            Financial Life           - Franklin Mutual
                                                                            Insurance Company          Shares Securities
                                                                                                       Fund, Class 2
                                                                            06.13.96                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
35           Yes      Select Charter          333-63093     A3027-98        Allmerica Select         - Franklin Small
                                              811-6632                      Separate Account of        Cap Fund, Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual
                                                                            Annuity Company            Shares Securities
                                                                                                       Fund, Class 2
                                                                            06.13.96                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            13

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
36           Yes      Select Charter         333-63087      A3027-98        Allmerica Select         - Franklin Small Cap Fund,
                                             811-8116                       Separate Account of        Class 2
                                                                            First Allmerica            FRANKLIN ADVISERS, INC.
                                                                            Financial Life           - Franklin Mutual Shares
                                                                            Insurance Company          Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                            06.13.96                   ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
37           Yes      Select Acclaim          333-92115     A3032-00        Allmerica Select         - Franklin Small Cap Fund,
                                              811-6632                      Separate Account of        Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                            06.13.96                   ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
38           Yes      Select Acclaim          333-90533     A3032-00        Allmerica Select         - Franklin Small Cap Fund,
                                              811-8116                      Fund, Class 2              Class 2
                                                                            Separate Account of        FRANKLIN ADVISERS, INC.
                                                                            First  Allmerica         - Franklin Mutual Shares
                                                                            Financial Life             Securities Fund, Class 2
                                                                            Insurance Company          FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                            06.13.96                 - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            14

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
39            Yes     Allmerica Value         333-87099     A3031-99        Separate Account VA-K    - Franklin Mutual Shares
                      Generation (Annuity     811-6293                      of Allmerica               Securities Fund, Class 2
                      Scout)                                                Financial Life             FRANKLIN MUTUAL
                                                                            Insurance and Annuity      ADVISERS, LLC
                                                                            Company                  - Templeton Developing
                                                                                                       Markets Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       TEMPLETON ASSET
                                                                                                       MANAGEMENT, LTD
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
40            Yes     Allmerica Value         333-87105     A3031-99        Separate Account VA-K    - Franklin Mutual Shares
                      Generation (Annuity     811-8114                      of First Allmerica         Securities Fund, Class 2
                      Scout)                                                Financial Life             FRANKLIN MUTUAL
                                                                            Insurance Company          ADVISERS, LLC
                                                                                                     - Templeton Developing
                                                                            06.13.96                   Markets Securities Fund,
                                                                                                       Class 2
                                                                                                       TEMPLETON ASSET
                                                                                                       MANAGEMENT, LTD
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
41            Yes     Executive Solutions,    33-92658      1029-94         Group VEL Account of     - Templeton Foreign
                      Group VEL               811-8704                      First Allmerica Financial  Securities Fund, Class 2
                                                                            Life Insurance and         TEMPLETON INVESTMENT
                                                                            Annuity Company            COUNSEL, INC.

                                                                            06.13.96
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
42            Yes     Executive Solutions,    333-06383     1029-94         Group VEL Account of     - Templeton Foreign
                      Group VEL               811-7663                      First Allmerica            Securities Fund, Class 2
                                                                            Financial Life             TEMPLETON INVESTMENT
                                                                            Insurance Company          COUNSEL, INC.

                                                                            06.13.96
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
43            Yes     Delaware I & II         33-44380       A3019-91       Separate Account VA-K    - Franklin Small Cap Fund,
                                              811-6293       A3022-93       (Delaware) of              Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                            06.13.99                   ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
44            Yes     Delaware I & II         33-71054      A3019-91        Separate Account VA-K    - Franklin Small Cap Fund,
                                              811-8114      A3022-93        (Delaware) of First        Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance Company   - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.99                   FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            15

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
45            Yes     VEL 87                  33-14672      1018-87         VEL Separate Account     - Franklin Small Cap Fund,
                                              811-5183                      of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            04.02.87                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
46            Yes     VEL 91                  33-90320      1018-87         VEL Separate Account     - Franklin Small Cap Fund,
                                              811-5183                      of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company            Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            04.02.87                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
47            Yes     VEL 93                  33-57792      1018-39         VEL II Separate          - Franklin Small Cap Fund,
                                              811-7466                      Account of Allmerica       Class 2
                                                                            Financial Life Insurance   FRANKLIN ADVISERS, INC.
                                                                            and Annuity Company      - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            01.21.93                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
48            Yes     VEL 93                  33-71056      1018-39         VEL II Separate          - Franklin Small Cap Fund,
                                              811-8130                      Account of First           Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance           - Franklin Large Cap
                                                                            Company                    Growth Securities Fund,
                                                                                                       Class 2
                                                                            08.20.91                   FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
49            Yes     Variable Inheiritage    33-70948      1026-94         Inheiritage Separate     - Franklin Small Cap Fund,
                                              811-8120                      Account of Allmerica       Class 2
                                                                            Financial Life Insurance   FRANKLIN ADVISERS, INC.
                                                                            and Annuity Company      - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            09.15.93                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
50            Yes     Variable Inheiritage    33-74184      1026-94         Inheiritage Separate     - Franklin Small Cap Fund,
                                              811-8304                      Account of First           Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance           - Franklin Large Cap
                                                                            Company                    Growth Securities Fund,
                                                                                                       Class 2
                                                                            08.20.91                   FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
51            Yes     VEL III                 333-58385     1018-93         VEL III Separate         - Franklin Small Cap Fund,
                                                                            Account of Allmerica       Class 2
                                                                            Financial Life Insurance   FRANKLIN ADVISERS, INC.
                                                                            and Annuity Company      - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
52            Yes     VEL III                 333-45914     1030-99         Separate Account SPVL    - Franklin Small Cap Fund,
                                                                            of First Allmerica         Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            16

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
53            Yes     Select SPL III          33-58551      1030-96         Allmerica Select         - Franklin Small Cap Fund,
                                                                            Separate Account III       Class 2
                                                                            of Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                            06.13.96
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
54            Yes     Select SPL              333-45914     1030-NY-99      Separate Account SPVL    - Franklin Small Cap Fund,
                                              811-10133                     of First Allmerica         Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   FRANKLIN ADVISERS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
55            Yes     Select Life II          33-83604      1027-95         Allmerica Select         - Franklin Small Cap Fund,
                                              811-8746                      Separate Account II        Class 2
                                                                            of Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                            10.12.93
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
56            Yes     Select Life II          333-62369     1027-95         Allmerica Select         - Franklin Small Cap Fund,
                                              811-8987                      Separate Account II        Class 2
                                                                            of First Allmerica         FRANKLIN ADVISERS, INC.
                                                                            Financial Life           - Franklin Mutual Shares
                                                                            Insurance Company          Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                             10.12.93
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
57            Yes     Select Inheiritage      33-70948      1026-94         Inheiritage Account      - Franklin SmallCap Fund,
                                              811-8120                      of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            09.15.93                   FRANKLIN ADVISERS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
58            Yes     Select Inheiritage      33-74184      1026-94         Inheiritage Account      - Franklin Small Cap Fund,
                                              811-8304                      of First Allmerica         Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                            08.20.91                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
59            Yes     Allmerica VUL 2001      333-84879     1033-99         Separate Account IMO     - Franklin Small Cap Fund,
                                              811-09529                     of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Growth and
                                                                                                       Income Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            17

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
60            Yes     Allmerica Select Life   333-84879     1033-99         Separate Account IMO     - Franklin Small Cap Fund,
                                              811-09529                     of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
61            Yes     VEL Plus                33-42687      1023-93         Separate Account VEL     - Franklin Small Cap Fund,
                                              811-5183                      of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                            04.02.87                   FRANKLIN ADVISERS, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
62            Yes     Select Reward           333-78245     A3028-99        Allmerica Select         - Franklin Small Cap Fund,
                                              811-6632                      Separate Account of        Cap Fund, Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                             06.13.96
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
63            Yes     VUL 2001 Survivorship   333-90995     1034-99         Separate Account IMO     - Franklin Small Cap Fund,
                                              811-09529                     of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, INC.
                                                                            Annuity Company          - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            18

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
64            Yes     Select Resource         33-47216      A3025-96        Allmerica Select         - Franklin Small Cap Fund,
                                              811-6632                      Separate Account of        Cap Fund, Class 2
                                                                            Allmerica Financial        FRANKLIN ADVISERS, INC.
                                                                            Life Insurance and       - Franklin Mutual Shares
                                                                            Annuity Company            Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                            06.13.96
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
65            Yes     Select Resource         33-71058      A3025-96GRC     Allmerica Select         - Franklin Small Cap Fund,
                                              811-8116                      Separate Account of        Cap Fund, Class 2
                                                                            First Allmerica            FRANKLIN ADVISERS, INC.
                                                                            Financial Life           - Franklin Mutual Shares
                                                                            Insurance                  Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                            06.13.96                 - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
66            Yes     Allmerica Immediate     333-81861     A3029-99        Separate Account VA-K    - Franklin Small Cap Fund,
                      Advantage               811-6293                      of Allmerica               Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance and            - Franklin Growth and
                                                                            Annuity Company            Income Securities Fund,
                                                                                                       Class 2
                                                                            06.13.96                   FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            19

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
67            Yes     Allmerica Immediate     333-81859     A3029-99        Separate Account VA-K    - Franklin Small Cap Fund,
                      Advantage               811-8114                      of First Allmerica         Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Franklin Growth and
                                                                                                       Income Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
68            Yes     Allmerica VUL 2001      333-64162     1033-99         Separate Account IMO     - Franklin Small Cap Fund,
                                              811-10433                     of First Allmerica         Class 2
                                                                            Financial Life             FRANKLIN ADVISERS, INC.
                                                                            Insurance Company        - Franklin Growth and
                                                                                                       Income Securities Fund,
                                                                            06.13.96                   Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
69            Yes     Select SPL II           Pending       1030-96         Allmerica Select         - Franklin Growth and
                                              811-8859                      Separate Account III       Income Securities Fund,
                                                                            of Allmerica Financial     Class 2
                                                                            Life Insurance and         FRANKLIN ADVISERS, LLC
                                                                            Annuity Company          - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                            06.13.96                   FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------


                                                            20

--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
                                                  SEC                       SEPARATE ACCOUNT
CONTRACT  REGISTERED                          REGISTRATION  REPRESENTATIVE  NAME/DATE                PORTFOLIOS AND CLASSES -
   NO.     (YES/NO)       PRODUCT NAME          NUMBERS      FORM NUMBERS   ESTABLISHED              ADVISER
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------
70            Yes     Select SPL II           Pending       1030-99         Separate Account SPVL    - Franklin Growth and
                                              811-10133                     of First Allmerica         Income Securities Fund,
                                                                            Financial Life             Class 2
                                                                            Insurance Company          FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual Shares
                                                                            06.13.96                   Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC
--------  ----------  ----------------------  ------------  --------------  -----------------------  --------------------------

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

      PORTFOLIO NAME                              MAXIMUM ANNUAL PAYMENT RATE
      --------------                              ---------------------------
      Franklin Growth and Income Securities Fund            0.25%
      Franklin Large Cap Growth Securities Fund             0.25%
      Franklin Mutual Shares Securities Fund                0.25%
      Franklin Small Cap Fund                               0.25%
      Mutual Shares Securities Fund                         0.25%
      Templeton Developing Markets Securities Fund          0.25%
      Templeton Foreign Securities Fund                     0.25%
      Templeton Global Asset Allocation Fund                0.25%
      Templeton Growth Securities Fund                      0.25%
      Templeton Foreign Securities Fund                     0.25%
      Templeton  Pacific Growth Securities Fund             0.25%

AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule
12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.